Property, Plant And Equipment (Schedule Of Property Plant And Equipment) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Land	$ 1,267	$ 1,285
Building and improvements	3,564	3,332
Machinery and equipment	8,408	8,300
Leasehold improvements	275	266
Furniture and fixtures	131	122
Software	132	59
Property, Plant and Equipment, Gross	13,777	13,364
Less: accumulated depreciation and amortization	(6,657)	(5,363)
Property, Plant and Equipment, Net	$ 7,120	$ 8,001